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                                                                    Exhibit 99.1

FindWhat.com, Inc.                                               News Release
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FindWhat.com Contact:                           FindWhat.com Publicist:
Michelle Craft                                  Ian Gertler - Symplegades Inc.
239.561.7229                                    631.680.0956
Michelle.Craft@FindWhat.com                     Ian.Gertler@Symplegades.com
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          FINDWHAT.COM, INC. ADDS GERALD W. HEPP TO BOARD OF DIRECTORS
                              AND AUDIT COMMITTEE

FORT MYERS, FLA. - DECEMBER 17, 2004 - FINDWHAT.COM, INC. (NASDAQ: FWHT), a leading developer and provider of performance-based marketing and commerce enabling services, today announced the addition of Gerald W. Hepp to its board of directors and audit committee.

Mr. Hepp is a certified public accountant. He has served as president of Gnosis Praxis Ltd, an independent consulting firm, since March 1999. From July 1967 to February 1999, Mr. Hepp was a partner in Plante & Moran, a major regional certified public accounting and management consulting firm. A more complete biography of Mr. Hepp can be found at: http://www.FindWhat.com/content/about/board_bios.asp.

"Jerry is an excellent addition to our board and audit committee and we are extremely pleased to welcome him to the Company," stated Craig
Pisaris-Henderson, chairman and CEO of FindWhat.com, Inc. "His wealth of experience as well as his intimate knowledge of accounting matters will serve the Company well going forward."

"I look forward to serving the interests of stockholders in keeping with the Company's history of the highest ethical and financial standards," said Mr. Hepp.

ABOUT FINDWHAT.COM(R), INC.

FindWhat.com creates and offers proprietary performance-based marketing and commerce enabling services that help businesses of all sizes throughout the business cycle in reaching prospects, converting prospects to customers and then retaining those customers. Its marketing division creates online marketplaces where buyers are introduced to sellers at exactly the right moment, when they are searching for products and services on the Internet; this introduction is based on a bid-for-position, pay-per-click and pay-per-call (U.S. only), keyword-targeted advertising service. FindWhat.com offers this service directly to advertisers through the FindWhat.com Network(TM) in the U.S., the Espotting Network in Europe and offers a private label version of this service to large companies and portals worldwide, including Lycos and Mitsui & Co., Ltd. FindWhat.com also operates a merchant services division which includes Miva(R), a leading online platform of software and services for small to medium-sized enterprises (SMEs). With its easy-to-use, highly customizable and integrated browser-based point and click business creation software and a vast partner network, Miva is focused on helping to create and enhance online business and marketing services for SMEs. Additionally, FindWhat.com has a primary traffic division, currently offered through Comet Systems, a leading provider of connected desktop consumer software. More information on FindWhat.com is available on the Company's website at http://www.FindWhat.com.

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FORWARD LOOKING STATEMENTS

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as "plan," "intend," "believe" or "expect'" or variations of such words and similar expressions are intended to identify such forward-looking statements. Key risks are described in FindWhat.com's reports filed with the U.S. Securities and Exchange Commission, including the Form 10-K for fiscal 2003 and the most recently filed quarterly report on Form 10-Q. Readers should note that these statements may be impacted by several factors, including economic changes and changes in the Internet industry generally and, accordingly, FindWhat.com's actual performance and results may vary from those stated herein, and FindWhat.com undertakes no obligation to update the information contained herein.

(R)Registered trademark of FindWhat.com, Inc.
(TM)Trademark of FindWhat.com, Inc.
All other trademarks property of their respective owners.